Equity Method Investment, Net - Schedule of Unaudited Financial Information for these Equity Method Investees (Details) - Equity Method Investment, Nonconsolidated Investee or Group of Investees [Member]
¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2024 CNY (¥)
Balance sheet data:
Current assets		¥ 522,025		¥ 432,605
Non-current assets		78,290		97,253
Total assets		600,315		529,858
Current liabilities		72,210		63,280
Total liabilities		72,210		63,280
Shareholders’ equity		528,105		466,578
Total liabilities and shareholders’ equity		600,315		¥ 529,858
Operating data:
Revenue	$ 244	13	¥ 5,569
Operating loss	(13,746)	1,188	(14,412)
Net loss	$ (13,516)	¥ 1,448	¥ (14,093)